                                                                   EXHIBIT 10.40

     DATED 3rd November 1997




                  Morgan Stanley, Dean Witter, Discover & Co.

                                      and

                            Morgan Stanley UK Group

                                      and


                       Morgan Stanley International, Inc


                                      and


                   Noble Lowndes Settlement Trustees Limited


                                   TRUST DEED


                                      and


                      RULES OF THE MORGAN STANLEY UK GROUP

                              PROFIT SHARING PLAN



     (approved under the Income and Corporation Taxes Act 1988 as amended)



                              September 1997 (iv)

THIS TRUST DEED is made the 3rd day of November 1997


BETWEEN:




(1) Morgan Stanley, Dean Witter, Discover & Co. whose registered office is at 1209 Orange Street, Wilmington, Delaware, DE 19801 ("the Company"); and


(2) The Companies whose respective names and registered offices are specified in Schedule 1 hereto (together with the Company "the Participating Companies"); and


(3) Noble Lowndes Settlement Trustees Limited whose registered office is at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB ("the Trustees")



WHEREAS:



(A) The Company wishes to establish a scheme approved in accordance with the provisions of Schedules 9 and 10 of the Income and Corporation Taxes Act 1988 (as amended) for the provision by the Participating Companies of funds for the acquisition by the Trustees of Shares in the Company to be known as the Morgan Stanley UK Group Profit Sharing Plan or "the Plan".


(B) The Company has accordingly by resolution of the Directors resolved to establish the Plan aforesaid.


(C)  The Trustees have agreed to be the first trustees of the Plan.



NOW THIS DEED WITNESSETH as follows:

1    Construction


     (a) Words or phrases defined in Schedule 2 shall apply throughout this deed.


     (b) Reference to any statutory provision shall be to that provision as modified or re-enacted.

     (c) The Interpretation Act 1978 shall apply to this deed mutatis mutandis as if it were an Act of Parliament.

     (d) Headings in this deed (and the Rules) are intended for convenience only and shall in no way affect its construction.


2    Rules


     (a) Schedule 2 to this deed constitutes the Rules of the Plan and contains definitions of words and phrases for the purposes of the Plan;

     (b) Schedule 3 of this deed constitutes the documents for the creation of a contract between the Directors of the Company, the Trustees and the Participant;

     (c) Schedule 4 to this deed sets out the form of the supplemental trust deed referred to in clause 10 of this deed.


3    The Trusts of the Plan - General


     The Trustees hereby declare that all Plan Shares and Employee Shares held by them will be held UPON TRUST for the beneficiary respectively entitled thereto under the Plan subject to the provisions hereinafter set out and to the power of the Trustees to transfer or cause to be transferred to the person beneficially entitled thereto any Employee Shares.


4    The Trusts of the Plan


     Subject as hereinafter provided the Trustees hereby covenant to apply the monies received by them from the Participating Companies in the acquisition of Shares for the purpose of appropriation under the Plan or for the purposes of Clause 5(a) of this deed and to hold such Shares once appropriated and all other trust property deriving therefrom on trust for the Participants to whom such Shares have been appropriated and to apply and deal with the same in accordance with the Plan.


     Provided always that:

     (a) The Trustees shall not dispose of any of a Participant's Plan Shares during the Retention Period (whether by transfers to the Participant or otherwise) except as provided in the Rules of the Plan;

     (b) The Trustees shall not (subject to Rules 6 and 7 of the Plan) dispose of any of a Participant's Plan Shares after the end of the Retention Period applicable thereto except pursuant to a direction validly given by or on behalf of the Participant or any person in whom the beneficial interest in those Shares is for the time being vested and by a transaction which would not involve a breach of the Participant's obligations as expressed in the rules of the Plan;

     (c) The Trustees shall deal with any right conferred in respect of any of such Shares to be allotted other shares securities or rights of any description only pursuant to a written direction given by or on behalf of the Participant or any person in whom the beneficial interest in that Participant's Plan Shares is for the time being vested or his legal personal representatives.


5    Unused Funds

     (a) Where pursuant to the Plan the Trustees hold any monies shares securities or other assets of whatever nature which represent or represent income derived from:


          (i) any monies or assets received by them from Participating Companies for the purposes of the Plan but which have not been applied in the acquisition and appropriation of Shares to a Participant; or

          (ii) any Capital Receipt of less than (Pounds)3 which would be distributable to a Participant save for the provisions concerning sums of that order contained in the Rules of the Plan; or

          (iii) any assets relating to the Plan (including any amounts specifically paid to the Trustees as a contribution to any costs charges and expenses incurred in connection with the establishment and operation thereof) which are not held for the benefit of (but subject to the Rules of the Plan) a Participant in consequence of an appropriation to him;


          then the Trustees shall apply such assets or the sale proceeds thereof in or towards any reasonable costs charges and expenses of the Plan and may during the Trust Period and subject to the law relating to accumulations accumulate any income thereon and hold the same for the general purposes of the Plan. The Trustees shall notify the Company on request of all amounts and assets held for such purposes.


     (b) If at any time the Plan is terminated the Trustees shall thereupon account to the Company and the Participating Companies for any monies then held by them on the trusts of Clause 5(a) of this deed and remaining so unused. Notwithstanding such termination the Trustees shall continue to administer the Plan in accordance with this deed and the Rules of the Plan. At the earlier of the expiry of the Trust Period and the third anniversary of such termination the Trustees shall convert into money any trust property held subject to the trusts of the Plan and not appropriated to Participants and shall pay such money to the Participating Companies as nearly as practicable in proportion to their respective payments of monies or if such payment shall prove impracticable to such person or persons for such charitable objects as the Trustees may determine.


6    Right to deal with reconstructions, etc


     (a) The Trustees may at any time or times on behalf of any Participant who has given such a direction to the Trustee as is permitted by Rule 7 of the Plan (but not otherwise) enter into any compromise or arrangement with respect to or may release or forbear to exercise all or any of its rights as shareholder whether in connection with a plan of reconstruction or amalgamation or otherwise and may accept in or towards satisfaction of all or any of such rights such consideration as such Participant shall direct whether in the form of cash or stock shares debentures debenture stock or obligations or securities without the Trustees being in any way liable or responsible for any loss resulting from complying with any such direction or any liability or increased liability of such Participant to tax or in respect of any inadequacy or alleged inadequacy in the nature or amount of such consideration.

     (b) The Trustees shall not be liable or responsible for any loss or any liability or increased liability of a Participant to tax arising out of the failure of such Participant to give a direction to the Trustees or the failure of such Participant to give a direction to the Trustees within a particular time or if the Participant has directed the Trustees to use their discretion in any way arising out of the bona fide exercise by the Trustees of that discretion.


7    Accountability for PAYE and other deductions


     The Participating Companies or the Trustees shall account to the Inland Revenue or other authority concerned for any amounts deducted from payments made pursuant to the Plan in respect of income tax or any other deductions required by statute in accordance with paragraph 7 of Schedule 10 to the Act.


8    Maintenance of trust records


     (a) The Trustees shall make proper arrangements for the preparation and preservation of all necessary accounts (including the accounts of individual employees) records and other documents necessary to carry out their obligations in connection with the proper administration of the Plan and the Participating Companies hereby undertake to make available to the Trustees all facilities and information necessary to ensure that full compliance is made with the provisions of the Plan.

     (b) The Trustees shall submit to the Company such reports or other information as it may reasonably require for the purpose of ensuring that the Plan is properly administered and without prejudice to the generality of the foregoing the Trustees shall submit to the Company copies of all documents including the annual returns which have been supplied to the Inland Revenue within twenty-one days of their being so supplied.


9    Securities may be placed in custody


     (a) The Trustees may place the documents of title to any securities for the time being in their possession in connection with the trusts hereof in any bank or safe deposit and shall not be responsible for any losses incurred by so doing.

     (b) At any time when there is more than one Trustee, the Trustees shall be entitled to procure that any one or more of them may be registered as proprietor of any property held by them upon the trusts of this deed.

10   Extension of the Plan to other Subsidiaries


     (a) The Plan may with the consent of the Company be extended to any Subsidiary by the adherence of such Subsidiary to this deed by supplemental deed in the form set out in Schedule 4.

     (b) The Plan shall forthwith cease to extend to any Participating Company other than the Company when:


                        (i)       that company ceases to be a Subsidiary; or

                        (ii) a notice is served by the Company upon the Trustees and the Participating Company that the Plan shall thereafter cease to apply to that Participating Company; or

                        (iii) a Participating Company withdraws from the Plan on such conditions as may be agreed by the Company;


                          but such cessation shall not affect the subsisting
                rights of beneficiaries under the Plan which may have arisen hereunder prior to such cessation and shall in no circumstances cause the Company to breach the provisions of paragraph 2(3)(b) of Schedule 9 to the Act.

                (c) The Company shall notify the Board of Inland Revenue of any changes in Participating Companies pursuant to Clause 10(a) or 10(b) as soon as is practicable thereafter.


11   Duties of Participating Companies

     (a)    If and so long as any company is a Participating Company it shall:


               (i) contribute and pay to the Trustees in accordance with Rule 4 such sums as are required by the Trustees to acquire Shares to be appropriated as Plan Shares for Eligible Employees of that Participating Company together with that proportion of the sums required to meet the reasonable expenses of the Trustees in operating and administering the Plan in respect of the Eligible Employees of that Participating Company; and

               (ii) provide the Trustees with all information reasonably required from it for the purposes of the administration and operation of the Plan in such form as the Trustees may reasonably require.


     (b) Any company which ceases to be a Participating Company shall remain liable to meet its fair proportion of the expenses of the Trustees.


12   Indemnities


     (a) The Trustees shall not be liable to satisfy any monetary obligations under the Plan (including but without prejudice to the generality of the foregoing any monetary obligations to Participants) beyond the sums of money (including income) from time to time in their hands or under their control as Trustees of the Plan and properly applicable for that purpose.

     (b) The Trustees shall comply with any directions given by the Company pursuant to the Rules of the Plan and shall not be under any liability in respect thereof to the Company or to any Participant.

     (c) The Trustees their officers and employees shall have the benefit of all indemnities conferred upon trustees generally by law and the Company shall indemnify and keep the Trustees their officers and employees indemnified against all claims losses demands actions charges expenses costs taxes duties and other liabilities arising out of or in connection with anything lawfully done or caused to be done by the Trustees their officers and employees in the exercise of the powers and discretions vested in the Trustees by this trust deed or otherwise arising howsoever out of or in connection with the proper administration and operation of the Plan other than when due to the Trustees' own negligence fraud or misfeasance or that of their servants or agents.


13   Additional powers given to Trustees


          (a) The Trustees shall have the following powers and discretions in addition to those conferred by the general law:


                        (i) power and discretion to agree with the Company all matters relating to the operation and administration of the trusts of this deed and so that no person claiming an interest under this trust shall be entitled to question the legality or correctness of any arrangement or agreement made between the Company and the Trustees in relation to such operation and administration;

                        (ii) the Trustees may from time to time in writing authorise such other person or persons whether or not a Trustee as the Trustees shall think fit to draw and endorse cheques and to give receipts and discharges for any monies or other property payable transferable or deliverable to the Trustees and every such receipt or discharge shall be as valid and effectual as if such receipt or discharge were given by the Trustees;

                        (iii) the production of a written authority of the Trustees given pursuant to sub-paragraph (a)(ii) of this Clause shall be a sufficient protection to any person taking any such receipt or discharge as is mentioned in sub-paragraph (a)(ii) of this Clause and (unless that person shall have received express notice in writing of the revocation of the authority) he shall be entitled to assume and act upon the assumption that the authority remains unrevoked.


          (b) Monies not held for the benefit of any particular Participant may be invested or laid out in the purchase of or at interest upon the security of such stocks shares securities or other short-term investments as the Trustees shall in their absolute discretion think fit to the extent that (subject to the overriding obligation of the Trustees to fulfil their obligations under the Rules of the Plan) the Trustees shall have the same full and unrestricted powers of investing and transposing investments and laying out monies in all respects as if they were absolutely entitled thereto beneficially and without regard to any requirement as to diversification and in the professed execution of this power the Trustees shall not be liable for any loss arising from any investment or purchase made in good faith.


14   Administration

     (a)  So long as there is no sole corporate Trustee:


                        (i) the Trustees may meet together for the despatch of business adjourn and otherwise regulate their meetings as they think fit. The quorum for any meeting of the Trustees shall be two and questions arising shall be decided by a majority of votes and in case of equality of votes the chairman or if there is no permanent chairman the chairman of the meeting (who shall be elected by the meeting) shall have a second or casting vote;

                        (ii) a resolution in writing signed by all the Trustees for the time being shall be as valid and effectual as a resolution passed at a meeting of the Trustees. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Trustees for the time being;

                        (iii) a meeting of the Trustees at which a quorum is present shall be competent to exercise all the powers and discretions exercisable by the Trustees generally;

                        (iv) the Trustees may from time to time delegate any business to any one or more of their number.


          (b) A Trustee being a company may in its capacity as a Trustee hereof act by its officers and may by such officers have and exercise all powers trusts and discretions vested in it hereunder.

          (c) The Trustees shall cause proper minutes to be kept and entered in a book provided for the purpose of all their resolutions and proceedings and any such minutes of any meeting of the Trustees if purported to be signed by the chairman of such meeting or by the chairman of a subsequent meeting shall be admissible as prima facie evidence of the matters stated in such minutes.

          (d) The Trustees may employ and act on the advice or opinion of any solicitor broker actuary accountant or other professional or business person whether such advice was obtained by the Trustees or by the Company and shall not be responsible for any loss occasioned by their so acting. The Company shall meet the expenses of such advice or opinions to the extent that it, in its sole discretion, considers such expenses to be reasonable.

          (e) The Trustees may employ and fix the proper remuneration of any agent or agents to transact all or any business of whatsoever nature required to be done in the administration of the trusts powers and provisions hereof.

       (f) The Trustees may execute or authorise the execution or delivery by any agent of theirs of any deeds documents or other instruments by the impression of the Trustees' signatures in writing printing lithograph photocopying and other modes of representing or reproducing words in a visible form.

15     Remuneration of Trustees

       (a) Any individual Trustee shall be entitled to receive and retain as remuneration for his services hereunder such sum or sums as the Company may from time to time resolve to pay to him.

       (b) Any Trustee being a solicitor broker actuary accountant or other person engaged in any profession or business shall be entitled to be paid all usual professional or proper charges for business transacted time expended and acts done by him or by any employee or partner of his firm in connection with the Plan including acts which a Trustee not being in any profession or business could have done personally.

       (c) Any Trustee being a company may charge and be paid such reasonable remuneration or charges as shall from time to time be agreed in writing between the Company and such company and any such company (being a bank) shall be entitled subject to the written consent of the Company, to act as banker and perform any services in relation to the Plan on the same terms as would be made with a customer in the ordinary course of its business as a banker, without accounting for any resultant profit including without prejudice to the generality of the foregoing clause retention of its customary share of brokerage commission.


16   Permitted dealings of Trustees


     A Trustee and any director or other officer of a company acting as a Trustee hereof shall not be precluded thereby from acquiring holding or dealing with any debentures debenture stock shares or securities whatsoever of the Company or any Participating Company or any other company in which the Trustees may be interested or from entering into any contract or other transaction with the Company or any Participating Company or any such transaction and shall not be in any way liable to account to any Participant or to the Trustees or the Company or any Participating Company for any profits made or benefits obtained in connection therewith.


17   Appointment Resignation and Removal of Trustees

     (a)  The Company may at any time by supplemental deed:


                        (i) remove without notice any Trustee being an individual from the office of trustee without assigning any reason therefor;

                        (ii) remove without assigning any reason therefor any Trustee being a company from the office of trustee upon giving to such Trustee not less than three months' written notice or such shorter notice as such Trustee may accept.

          (b) The minimum number of Trustees shall be three (unless a company shall be a trustee hereof in which case the minimum number shall be one) except in the case of the death incapacity or resignation of a Trustee in which case the minimum number shall be two until such time as a new Trustee be appointed.

          (c) The Company shall ensure that one Trustee or any sole corporate Trustee shall at all times be resident for tax purposes in the United Kingdom.

          (d) A Trustee may resign from the trusts hereby constituted at any time by giving to the Company written notice and the Company shall accept such written notice within the following three months and the retiring Trustee shall thereupon resign and shall not be responsible for any costs occasioned by such resignation or be under any liability whatsoever in relation to the trusts hereof or the Plan or any monies or other property subject thereto or any matter arising hereunder in relation to the trusts hereof or the Plan or any monies in relation hereto except in the case of fraud wilful wrongdoing or gross negligence on the part of the resigning Trustee.

          (e) The Trustees shall be entitled to rely without further enquiry on all information supplied to the Trustees by the Company or where relevant a Participating Company for the purposes of the Plan.

18        Delegation of administration by the Company and other matters

          (a) The Company may at any time with the consent of the Trustees delegate in writing to any other Participating Company or that Participating Company's duly authorised officers any of its powers and duties hereunder or any business including the exercise of any discretion or the formation of any opinion to any person or company provided always that the Company shall not delegate the duties imposed on it:


          (i)     under Clause l0(a) of this deed;

          (ii)    under Clause 12(c) of this deed;

          (iii)   under Clause 17(a) of this deed;

          (iv)    under Clause l9(a) of this deed;

          (v)     under Clause 20(a) of this deed;

          (vi)    under Rule 15.


          (b) Except as otherwise provided in this deed or in the Rules of the Plan the powers and discretions exercisable by any Participating Company in relation to the Plan shall be exercisable in the case of the Company by the Committee and otherwise by resolution of the directors of such Participating Company and a copy of any resolution signed or purporting to be signed by the secretary or any director of such company shall be sufficient authority to the Trustees to act thereunder.

          (c) The Trustees shall be entitled to rely without further enquiry on all information supplied to the Trustees by the Company or where relevant a Participating Company for the purposes of the Plan.

19        Duration and Winding up of the Plan

          (a) The Plan shall terminate on the expiry of the Trust Period or on the expiry of thirty days' notice in writing to the Trustees following a resolution to that effect by the Company and references throughout this deed to a termination of the Plan shall be taken to be a termination as here provided.

          (b) On or after the termination of the Plan no further sums shall be paid to the Trustees by the Participating Companies save that all Participating Companies shall remain liable to pay their just proportion of the costs charges and expenses of the Plan.

          (c) Following any termination of the Plan the Trustees shall remain responsible for the completion of their obligations thereunder.

          (d) The perpetuity period applicable to this deed shall be the period of eighty years from the date hereof.

20        Modification of the Deed and Rules of the Plan

          (a) The Company with the consent of the Trustees may at any time and from time to time in the case of this deed by deed supplemental hereto and in the case of the Rules of the Plan by resolution of the Directors modify or extend the Plan in any respect (such modification or extension being referred to in this Clause as a "modification") provided that:


                        (i)       no modification shall alter to the
               disadvantage of any Participant his rights in respect of any Plan Shares appropriated before the date of such modification as the case may be;

                        (ii) no modification shall impose onerous obligations on the Trustees or vary modify or alter to the disadvantage of the Trustees the provisions for their protection and indemnity contained herein or in the Rules without the written agreement of the Trustees;

                        (iii) no modification shall be made which would or might infringe any rule against perpetuities;

                        (iv) no modification to the Plan shall take effect unless the approval of the Board of Inland Revenue to the Plan as amended thereby shall have first been obtained.


          (b)  The Company may subject to provisos (ii) and (iii) of sub-Clause
          (a) of this Clause but notwithstanding the remaining provisions of that sub-Clause and without otherwise obtaining the prior approval thereto of any other person amend the Plan in any way which may be necessary in order to secure the initial approval of the Plan by the Board of Inland Revenue under Part I of Schedule 9 to the Act.

          (c) Any amendment made in accordance with the provisions of this Clause shall be binding upon all persons from time to time interested in the Plan including the Company and any Participating Company.


21   Supremacy of Trust Deed over Rules


     The Trustees' rights duties and powers are regulated by this deed and by the Rules and in the case of inconsistency or conflict between the provisions of the deed and of the Rules the provisions of this deed shall prevail.

22   Governing Law

     This deed is to be construed in accordance with the laws of England.



IN WITNESS WHEREOF these presents have been entered into the day and year first above written.


THE COMMON SEAL of
Morgan Stanley, Dean Witter, Discover & Co.
was hereunto affixed in the
presence of:

Director


Secretary


THE COMMON SEAL of
Morgan Stanley UK Group
was hereunto affixed in the
presence of:

Director


Secretary


THE COMMON SEAL of
Morgan Stanley International, Inc.
was hereunto affixed in the
presence of:

Director

Secretary


THE COMMON SEAL of
NOBLE LOWNDES SETTLEMENT
TRUSTEES LIMITED
was hereunto affixed in the
presence of:

Director


Authorised Signatory

                                   SCHEDULE 1



                       (List of Participating Companies)



Name                                    Registered Office


Morgan Stanley UK Group                 25 Cabot Square
                                        Canary Wharf
                                        London E14 4QA

Morgan Stanley International, Inc       1013 Center Road
                                        Wilmington
                                        Delaware  DE 19805

                                   SCHEDULE 2

                            MORGAN STANLEY UK GROUP

                              PROFIT SHARING PLAN



RULES

1    Definitions


     In this Plan except where the context otherwise requires, the following expressions shall have the following meanings:


                              "the Act"                      the Income and
                              Corporation Taxes Act 1988;

                              "to appropriate"             to vest a beneficial
                              interest in Shares (subject to the provisions of the deed and the Rules of this Plan) in an Eligible Employee and the expression "Appropriation" shall be construed accordingly;

                              "Appropriate Percentage"     the percentage of the
                              Locked-in Value charged to income tax under Schedule E computed in accordance with the provisions of paragraph 3 of Schedule 10 to the Act;

                              "Appropriation Date"         such date on which
                              Plan Shares are appropriated to a Participant pursuant to Rule 4(a)(iv);

                              "the Auditors"                the auditors of the
                              Company for the time being or in the event of there being joint auditors such one of them as the directors shall select;

                              "Base Salary"      such part of an individual's
                              annual remuneration as is expressed by his
                              original offer letter (as amended or varied by the Company from time to time orally or in writing) to be his annual base pay excluding overtime night premium bonuses commissions quarterly compensation profit pools expense allowance and any other form of special compensation provided always that where an individual becomes an Eligible Employee during a Qualifying Period his Base Salary for the
                              purposes of this Plan for         that

                              Qualifying Period shall be that part of his annual base pay earned by him from the date he became an Eligible Employee to the end of that Qualifying Period;

                              "the Brokers"       the firm or company which is
                              appointed for the time being by the Trustees to act as stockbrokers for the purposes of this Plan;

                              "Capital Receipt"                          a
                              receipt by the Trustees of money or money's worth in respect of Plan Shares as defined in section 186(3) of the Act;


     "the Company"            Morgan Stanley, Dean Witter, Discover & Co. ;


                              "the Committee"                            the
                              United Kingdom Profit Sharing Committee comprising such persons as the Board of Directors of the Company may determine from time to time;

                              "Continuous Service"         continuous service
                              within the meaning of the Employment Rights Act 1996;

                              "Control"                      the meaning given
                              by section 840 of the Act;

                              "Eligible Employee"          an individual (not
                              being a person who is ineligible to participate in this Plan by virtue of paragraphs 8 or 35(1) or 35(2) of Schedule 9 to the Act) who:


                              (a) is a director or employee of a Participating Company who (if a director) normally devotes to his duties 25 hours or more per week (excluding meal breaks); and

                              (b)   not less than one month before the
                                    Qualification Date had Qualifying Service;
                                    and

                              (c)   is chargeable to tax under Case I of
                                    Schedule E; or

                              (d)   is such other person as the Committee
                                    may in its absolute discretion determine substantially to have qualified within this definition but who strictly would not otherwise qualify because of a temporary change of employer or for another reason) provided that no individual shall be determined to have qualified unless he is an employee or director of a Participating Company;


                              "Employee Shares"              all Shares which
                              are not Plan Shares by reason only of the passing of the Release Date;

                              "Initial Market Value"         the Relevant Value
                              as defined herein;

                              "Letter of Acceptance"         a letter in the
                              form (or substantially in the form) of Schedule 3 Part B;

                              "Letter of Offer"        a letter in the form (or
                              substantially in the form) of Schedule 3 Part A;

                              "Locked-in Value"              the locked-in value
                              as defined in section 186(5) of the Act but so that references in that section to "initial market value" shall be taken as references to Initial Market Value as defined herein;

                              "Participant"            an Eligible Employee to
                              whom shares have been appropriated pursuant to this Plan;

                              "Participating Company"        (a)       the
                               Company;

                              (b) the company or companies listed in Schedule 1 hereof; and

                              (c) any other Subsidiary of the Company to which this Plan is extended by deed supplemental hereto in accordance with Clause l0(a) of the deed;


                              "Participation Level"        in respect of
                              Eligible Employees such percentage of their Base Salary as the Committee shall determine provided that the percentage so determined shall be the same for all Eligible Employees;

                              "PAYE deduction"             a deduction made
                              pursuant to paragraph 7 of Schedule 10 to the Act;

                              "this Plan"                    Morgan Stanley UK
                              Group Profit Sharing Plan;

                              "Plan Shares"                  Shares appropriated
                              to Eligible Employees in accordance with the provisions of this Plan provided always that such Shares shall cease to be Plan Shares at the later of the expiry of the Retention Period and the passing of the Release Date;

                              "Qualification Date"         31 December in any
                              year;

                              "Qualifying Service"         one year's Continuous
                              Service as an employee or director of any one or more companies under the Control of the Company which for the purpose of this Plan shall be taken to have been so served on the first day of the month following the completion of twelve complete months' service aforesaid;

                              "Qualifying Period"          the period commencing
                              1 January in any year and ending on 31 December in the same year or such other accounting reference period of the Company or such part thereof as may be determined by the Committee;

                              "Release Date"               the date prescribed
                              by section 187(2) of the Act;


     "Relevant Value"         the value arrived at by dividing the aggregate
                              consideration paid in Pounds Sterling (excluding the amount attributable to the expenses of acquisition) by the Trustees to acquire Shares by purchase through the New York Stock Exchange within the thirty days immediately prior to the Appropriation Date by the total number of Shares so acquired or such other value as may, from time to time, be agreed between the Board of Inland
                              Revenue and the Trustees pursuant to paragraph
                              30(4)(b) of Schedule 9 to the Act;


                              "Retention Period"           in relation to any
                              Share appropriated as a Plan Share the period commencing on the date such Plan Share is appropriated and ending on the occurrence of the earliest of the following events:


                              (i)   the second anniversary of the date such

                                    Plan Shares were appropriated;

                              (ii) the date the Participant ceases to be an employee of a Participating Company by virtue of the occurrence of any of the following:


                                    (a)  death;

                                    (b)  injury or disability;


                                    (c)  redundancy (within the meaning of the
                                    Employment Rights Act 1996);


                              (iii) the date the Participant reaches age 60;




                              "Shares"                       Shares of Common
                              Stock in the capital of the Company satisfying the provisions of paragraphs 10 to 12 and 14 of
                              Schedule 9 to the Act;

                              "Subsidiary"                   a company under the
                              Control of the Company;

                              "the Trustees"                 the trustees or
                              such other persons who are the trustees from time to time;

                              "Trust Period"               the period of 79
                              years from the date hereof;

                              "Working Day"                any day other than
                              Saturdays Sundays public holidays and any date on which the Company is closed for business;

                              "Year of Assessment"         a year starting on 6
                              April and ending on the following 5 April.


2    Annual implementation


     As soon as practicable and in any event no later than the end of each Qualifying Period the Committee shall:


     (a) determine whether the Plan is to operate in respect of that relevant Qualifying Period; and


     (b)  determine the Participation Level for Eligible Employees.

3    Admission to the Plan


     Within the period of three months before the end of a Qualifying Period for which the

     Plan is to operate Eligible Employees shall be issued by the Committee with:


     (a)  a Letter of Offer; and


     (b) a Letter of Acceptance to be completed signed and returned to the Company or if the Company shall so determine to the Committee on behalf of the Company within such period as shall be specified by the Committee or such person as may be designated by the Committee for such purpose being not less than 10 days from such issue. An Eligible Employee must complete a new Letter of Acceptance on each occasion on which he wishes to receive an appropriation of Shares under the Plan.


4    Appropriations


     (a)  So soon as is practicable prior to each Appropriation Date:


                (i) the Trustees shall be notified by the Committee of the names of those Eligible Employees who have properly executed and delivered a Letter of Acceptance and shall also notify their Base Salaries the Participation Level and such further information as the Trustees may reasonably require to comply with their duties under Rule 5;

                (ii) the Committee shall notify the Trustees of the total contributions to be made to the Trustees pursuant to this Rule by aggregating the amounts obtained by multiplying each Eligible Employee's Base Salary by the Participation Level and shall also notify each Participating Company of its share thereof in respect of each such Participating Company's Eligible Employees;

                (iii) the Committee shall procure that each Participating Company contributes its relative proportion of the amount required by the Trustees to purchase the number of Shares which are to be appropriated as Plan Shares to its Eligible Employees and each Participating Company shall pay its respective contribution to the first named Participating Company which shall pay all such contributions as agent of the other Participating Companies together with its own contribution to the Trustees;

                (iv) the Trustees shall acquire as promptly as practicable following the making of such contributions to them such whole number of Shares as may be acquired out of the contributions made to them in accordance with the following procedures:


                                (aa)  where the Trustees have howsoever been
                    offered Shares they may or they may instruct the Brokers to purchase such Shares provided that such purchase shall be at arm's length at a fair market value which shall be deemed to be the average of the high and low prices of a Share on the New York Stock Exchange on the next preceding day on which transactions are made on that exchange;

                                (bb)  where no such offer as is mentioned in
                    Rule 4(a)(iv)(aa) has been received by the Trustees or they have not acquired through any purchase pursuant to Rule 4(a)(iv)(aa) sufficient Shares they shall instruct the Brokers to acquire as promptly as practicable at the best available price such whole number of Shares as may be acquired out of the contributions or any balance of the contributions remaining as the case may be;


                    (v) immediately following the relevant Qualification Date the Committee shall if necessary notify the Trustees of any Eligible Employee who was not a director or employee of a Participating Company on that Qualification Date and no Shares shall be appropriated in respect of a Qualifying Period to any such Eligible Employee.


     (b) As an alternative to the procedures described in Rule 4(a), as soon as reasonably practicable prior to each Appropriation Date, the Committee shall advise the Trustees of the names and addresses of such Eligible Employees and the extent of their respective participation on the relevant Appropriation Date. As soon as reasonably practicable after the Committee has advised the Trustees of the Entitlements, the Trustees shall acquire the number of Shares necessary for appropriation to such Eligible Employees less the number of unappropriated Shares held. Within three working days of the acquisition of such Shares, the aggregate of the amounts due shall be paid to the Trustees by each Participating Company (or by the first named Participating Company acting as its agent) in respect of such Eligible Employees employed by it. The Shares shall be appropriated to each such Eligible Employee on the basis described in Rule 4(e).

     (c) Shares not appropriated within 18 months after the date of acquisition by the Trustees shall be sold for the best consideration in money that can reasonably be obtained and the net proceeds shall be applied in the discharge of the administrative expenses of this Plan. For this purpose Shares acquired at an earlier time shall be taken to be appropriated before Shares of the same class acquired at a later time.

     (d) Where the Trustees acquire Shares to be held as Plan Shares and some of those Shares carry rights not carried by every other Share such Shares shall so far as practicable be appropriated pro-rata to each Eligible Employee entitled to an Appropriation of Plan Shares on the relevant Appropriation Date. Plan Shares shall rank pari passu with all other shares of the same class.

     (e) On the Appropriation Date the Trustees shall appropriate to each Eligible Employee such number of Shares as is obtained by dividing


                (i) the product of that Eligible Employee's Base Salary and the Participation Level by

                (ii)  the Relevant Value and

                        (iii) rounding the resultant number of Shares down to
                the next nearest whole number of Shares.


           (f) Shares appropriated to Eligible Employees pursuant to Rule 4(e) shall be appropriated at the Relevant Value.

           (g) The Trustees shall as soon as practicable notify each Eligible Employee to whom Plan Shares have been appropriated of:


           (i)     the number and description of the Plan Shares;

           (ii)    their Relevant Value; and

           (iii)   their Appropriation Date.

5    Limits on Appropriations of Plan Shares


     No Eligible Employee shall be entitled to have Shares appropriated to the extent that the aggregate of their Initial Market Value and the Initial Market Value of all other Shares appropriated to him under this Plan during that Year of Assessment would exceed the limit imposed for the time being in paragraph 30(3) of Schedule 9 to the Act. For this purpose a Participant's salary shall be where expressed in a currency other than sterling converted by taking the United Kingdom sterling equivalent of such currency (ascertained by taking the highest buying rate of the spread for that day shown in the Financial Times) on the Working Day immediately preceding the Appropriation Date. If the Financial Times shall not be published for that day then the United Kingdom sterling equivalent shall be ascertained at the rate of exchange ruling in London at or about 11.00 am on the Working Day immediately preceding the Appropriation Date.


6    Restrictions on Dealings in Shares

     (a)  Except as provided in Rule 7 below the Trustees:


                        (i) shall not dispose of any Plan Shares (whether by transfer to a Participant or otherwise) before the expiry of the Retention Period;

                        (ii) subject to (i) above shall not dispose of any Plan Shares before the Release Date except:


                                (aa)  pursuant to a direction given by or on
                    behalf of the Participant or any person in whom the beneficial interest in his Plan Shares is for the time being vested; and

                                (bb) by any transaction which would not involve a breach of the Participant's obligations under Rules 6(b)(iii) and (iv) below;


                    (iii) shall at all times deal with any right conferred in respect of a Participant's Plan Shares to be allotted other shares securities or rights of any description only pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in his Plan Shares is for the time being vested;

                    (iv) shall continue to hold the Plan Shares on behalf of each Participant after the Release Date until such Participant shall otherwise direct and upon receipt of such direction the Trustees shall sell the Participant's Plan Shares or transfer them into his name or the name of his nominee and the posting of a cheque or the relevant share certificate as the case may be to the Participant's last known address shall be a sufficient discharge for the Trustees.


     (b)  Except as provided in Rule 7 below a Participant:


                    (i) shall permit his Plan Shares to remain in the hands of the Trustees until the expiry of the Retention Period;

                    (ii) shall not assign charge or otherwise dispose of his beneficial interest in his Plan Shares until the expiry of the Retention Period;

                    (iii) shall not direct the Trustees to transfer the ownership of his Plan Shares to him at any time before the Release Date unless he shall pay to the Trustees before the transfer takes place a sum equal to income tax at the basic rate on the Appropriate Percentage of the Locked-in Value of the Plan Shares at the time of the direction; and

                    (iv) shall not direct the Trustees to dispose of his Plan Shares at any time before the Release Date in any other way except by sale for the best consideration in money that can reasonably be obtained at the time of the sale.


       (c) The obligation placed on a Participant pursuant to Rule 6(b)(iii) above shall not bind his personal representatives.

7      Permitted Dealings in Plan Shares

       (a) Where it appears to the Trustees that directions to them will be made under Rules 7(a) (i) to (iii) they may give to Participants such notices and information as they in their absolute discretion deem appropriate and a Participant notwithstanding Rules 6(a) and (b) above:


                (i) may direct the Trustees to accept an offer for any of his Plan Shares in the circumstances mentioned in paragraph 1(1)(a), (b),
        (c) and (cc) of Schedule 10 to the Act; and

                (ii) may direct the Trustees to agree to a transaction affecting his Plan Shares if the transaction would be entered into pursuant to a compromise, arrangement or plan applicable to or affecting:


                        (aa) all the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or

                        (bb) all the Shares or the shares of the class in question which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in any other plan which is approved under Schedule 9 to the Act or this Plan; and


                    (iii) may direct the Trustees to accept an offer of cash, with or without other assets, for his Plan Shares if the offer forms part of a general offer which is made to all holders of shares of the same class as himself or of other shares in the Company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have Control of the Company; and

                    (iv) may direct the Trustees (but only if the Trustees are able to do so and signify their consent accordingly) after the expiry of the Retention Period to sell the beneficial interest in his Plan Shares to the Trustees for the same consideration as in accordance with Rule 6(b)(iv) above would be required to be obtained for the Plan Shares themselves.


          (b) Where an offer is made or a compromise, arrangement or plan is proposed, whether or not falling within Rule 7(a) conferring any rights upon Participants to receive additional securities, the Trustees shall:


                    (i) allocate such rights among the Participants concerned on a proportionate basis and if such allocation shall give rise to a right in respect of a security shall round such allocation down to the next whole security;

                    (ii) use their best endeavours to sell any rights which are not allocated and distribute the net proceeds of sale (after deducting therefrom any expenses of sale and any taxation which may be payable by the Trustees in respect thereof) proportionately among Participants whose allocation was rounded down.


8    Receipts by Trustees


     Subject to their obligations under Rule 10 and Rule 13 below and to any such direction as is referred to in paragraph 4(2) of Schedule 10 to the Act the Trustees shall pay or transfer to the Participant any money or money's worth other than money or money's worth of (Pounds)3 or less received by them in respect of or by reference to, any of his Shares other than money's worth consisting of "new shares" as defined in paragraph 5(3) of Schedule 10 to the Act.


9    Company reconstruction


        (a) Where the Company allots any new securities by way of capitalisation to the Trustees in respect of any Participant's Plan Shares the Trustees shall:


                (i) allocate such securities amongst the Participants concerned on a proportionate basis and if such allocation shall give rise to a fraction of a security shall round down to the next whole security; and

                (ii) use their best endeavours to sell any securities which are not allocated and distribute the net proceeds of sale (after deducting therefrom any expenses of sale and any taxation which may be payable by the Trustees in respect thereof) proportionately amongst the Participants whose allocation was rounded down.


          (b) Where the Company makes an offer or invitation conferring any rights upon its members to acquire against payment additional securities in the Company the Trustees shall:


                (i) allocate such rights amongst the Participants concerned on a proportionate basis and, if such allocation shall give rise to a right in respect of a fraction of a security shall round such allocation down to the next whole security;

                (ii) use their best endeavours to sell any rights which are not allocated and distribute the net proceeds of sale (after deducting therefrom any expenses of sale and any taxation which may be payable by the Trustees in respect thereof) proportionately amongst the Participants whose allocation was rounded down;

                (iii) comply with any direction from the Participant concerning the exercise or sale of any rights attributable to that Participant's Plan Shares provided that the Trustees shall not be required to exercise any such rights except to the extent that they have been provided with the full amount payable on such exercise either by the Participant concerned or with his authority out of the net proceeds of the sale nil paid of another part of the rights attributable to his Plan Shares and provided also that the Trustees may ignore and take no action in respect of any direction from a Participant which is received by them less than seven days before the last date for acceptance and payment of the rights.


          (c) Where the Trustees receive any securities which consist of "new shares" as defined in paragraph 5(3) of Schedule 10 to the Act in relation to any of a Participant's Plan Shares, then the Trustees shall allocate the securities to the Participant by reference to the relative times of the Appropriation of his Plan Shares and, if any such allocation should give rise to a fraction of a security, the Trustees shall subject to the Act round such allocation up or down to the next whole security as they in their absolute discretion think fit and any such new shares allocated as aforesaid shall be deemed to have been appropriated to the Participant on the day when the original holding was appropriated to him and shall be held by the Trustees on the same terms provided that this Rule shall apply subject to the restrictions contained in paragraph 5(2) of Schedule 10 to the Act.


10   Payments of Dividends


     Any dividends paid by the Company to the Trustees in respect of Plan Shares shall be forwarded as soon as practicable to the Participants on whose behalf the Trustees hold such Plan Shares together with particulars of the related credit.

11   Voting Rights

     In the event of a general meeting of the stockholders of the Company or any class meeting the Trustees shall notify each Participant of any resolution on which holders of any Shares held on his behalf are entitled to vote and shall invite the Participant to direct the Trustees as to how they should vote on his behalf subject to any restrictions which may be imposed by the Act. The Trustees shall not be obliged to attend and may only attend and vote on a show of hands if all specific directions received from Participants in respect of a particular resolution are identical and on a poll shall vote or lodge proxy cards only in accordance with any directions of the Participants in respect of any Shares which directions must have been returned to the Trustees in accordance with the instructions accompanying the notification. In the absence of any such direction the Trustees shall abstain from voting.



12   Rights of Employees


     Participation in this Plan is a matter entirely separate from any pension right or entitlement which the Eligible Employee may have and from his terms or conditions of employment and participation in the Plan shall in no respects whatever affect in any way his pension rights or entitlement or terms or conditions of employment and in particular (but without limiting the generality of the foregoing words) any Eligible Employee who leaves the employment of the Company or a Participating Company shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful or unfair dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever.


13   Duty to Account for PAYE etc


        (a) Where the Trustees receive a sum of money which constitutes (or forms part of):


                (i) the proceeds of a disposal of Plan Shares falling before the Release Date; or


                (ii) a Capital Receipt falling within Rule 8 above then

                     in accordance with the provisions of paragraph 7 of
        Schedule 10 to the Act they shall pay out of that sum of money to:


                (i) the Participating Company of which the Participant is a director or employee at the time of the receipt or if more than one such one of them as the Board of Inland Revenue may direct pursuant to paragraph 7(3) of Schedule 10 to the Act; or

                (ii) such other company as may be directed by the Board of Inland Revenue pursuant to paragraph 7(5) of Schedule 10 to the Act with the consent of the Trustees and the relevant companies an amount equal to that on which income tax is payable and the company to which the amount is paid shall then pay over that amount to the Participant but in so doing shall make a PAYE deduction provided that if the Participant shall not be employed by that company he shall
          be treated as a former employee.   If the Participant is not an
          employee or director of any Participating Company or the Board of Inland Revenue makes a direction under paragraph 7(4) of Schedule 10 to the Act the Trustees shall pay over the amount to the Participant but in so doing shall deduct United Kingdom income tax at the basic rate for the time being in force on an amount equal to that on which income tax is payable.

          (b) Where the Trustees receive from a Participant who has directed them to transfer the ownership of his Plan Shares to him at any time before the Release Date the sum calculated in accordance with Rule 6(b)(iii) above that sum shall be treated as a PAYE deduction by the Trustees.

          (c) Where a Participant disposes of his beneficial interest in any of his Plan Shares to the Trustees and the Trustees are deemed by section 186(9) of the Act to have disposed of the Shares in question this Rule 13 shall apply as if the consideration payable by the Trustees to the Participant on disposal had been received by the Trustees as the proceeds of disposal of shares falling within section 186(4) of the Act.

          (d) The Trustees shall maintain records of all payments to the Company and sums deducted by the Trustees falling within Rule 13(a) and of all sums received from Participants falling within Rule 13(b).

          (e) The Trustees shall inform each Participant in writing of any facts known to them which are relevant to determining his liability (if any) to income tax under Schedule E by reason of an occurrence of an event relating to any Plan Shares appropriated to him.


14   Notices


     Any notice which the Trustees are required to give to any Participant in pursuance of this Plan shall be sufficiently given if delivered to him by hand or forwarded to him with his earnings if he is an Eligible Employee or in any case if sent through the post in a prepaid cover addressed to the Participant at his address last known to the Trustees including any address supplied by the Company or a Subsidiary as being his address. Any notice required to be given to the Company a Subsidiary or the Trustees shall be properly given if sent to or delivered to the secretary of the Company the secretary of the Subsidiary concerned or the first named Trustee at their respective registered or principal offices or in the case of an individual Trustee his last known address.

15   Disputes

     If any matter arises on or in connection with this Plan or its operation for which specific provision is not made in the Rules or in the deed to which they are scheduled or in any deed supplemental to it such matter shall be resolved dealt with or provided for in such manner as the Committee shall in its absolute discretion consider appropriate after taking into account the respective interests of the Company and of the Participants.

16   Alterations

     No modification alteration or amendment to these Rules shall be made except in accordance with Clause 20 of the deed.

                                   SCHEDULE 3



                                    (PART A)


                            MORGAN STANLEY UK GROUP

                              PROFIT SHARING PLAN


                                LETTER OF OFFER

                  (to be printed on Morgan Stanley letterhead)



DATE:

TO:


You are invited to participate in Morgan Stanley UK Group Profit Sharing Plan
("the Plan") with effect from [                  ].

The Plan is approved by the Board of Inland Revenue under the provisions of the Income and Corporation Taxes Act 1988 ("the Act").

It is a condition of participation in the Plan that you enter into a contract with the Company in the terms of paragraph 3 of the enclosed Letter of Acceptance, which complies with the provisions of paragraph 2(2) of Schedule 9
to the Act. The Letter of Acceptance should be returned to [         ] no later
than [         ]

A number of other matters are referred to in this letter which are fully covered in the explanatory documentation.



SIGNED:

(for and on behalf of

[                      ])

SCHEDULE 3



                                    (PART B)


                            MORGAN STANLEY UK GROUP

                              PROFIT SHARING PLAN


                              LETTER OF ACCEPTANCE



To:            The Directors of  Morgan Stanley, Dean Witter, Discover & Co.

For:           The Trustees of the Morgan Stanley UK Group Profit Sharing Plan
          ("the Trustees")


From:     Name   (surname)   :
                 (forename)  :

          Personnel No        :

          Location       :

          Extension No   :


1    I have received the Company's letter dated               19        and
     the explanatory booklet explaining the Morgan Stanley UK Group Profit Sharing Plan ("the Plan").

2 I accept the invitation to participate in the Plan and agree to be bound by the Rules (including any amendments or additions which may subsequently be made thereto).


3 As required by the conditions of the trust deed constituting the Plan and in consideration of the right to participate in the Plan and receive Plan Shares I bind myself in contract with the Company and I agree to comply with the provisions of paragraph 2(2) of Schedule 9 to the Income and Corporation Taxes Act 1988 (as amended from time to time) ("the Act") in respect of all Plan Shares held by the Trustees for me so that in particular:


     (a) Subject to the Rules of the Plan I agree my Plan Shares shall remain in the hands of the Trustees until the expiry of the Retention Period as defined in those Rules and I agree not to assign charge or otherwise dispose of my beneficial interest in any Plan Shares until the expiry of such period;


     (b) If it is permitted under the Rules of the Plan for me to direct the Trustees to transfer the ownership of any Plan Shares to me before the applicable Release Date I will pay to the Trustees before any such transfer takes place a sum equal to income tax at the basic rate on the Appropriate

          Percentage of the Locked-in Value of such Plan Shares (as defined in the Act and explained in the explanatory booklet) at the time of such direction as notified to me by the Trustees;

          (c) If it is permitted under the Rules of the Plan for me to direct the Trustees to dispose of any Shares appropriated to me at any time before the applicable Release Date I will not so direct the Trustees to sell other than for the best cash price then reasonably obtainable.


4 I accept that any dividend tax credit voucher (made out in the Trustees' name but representing the tax credit to which I am beneficially entitled) received by me in respect of any of my Shares will be in full satisfaction of any rights I have to the voucher under the Act.

5 I authorise and require the Trustees subject to any subsequent direction which I may give and subject to my leaving the Company other than by retirement to continue to hold my Plan Shares after the Release Date as unrestricted shares.


6 I undertake to notify the Trustees of any change in my home/external address.

7 I confirm that I am to the best of my knowledge and belief resident/not resident* for tax purposes in the United Kingdom and undertake to notify you immediately of any event which may result in a change in my residential status for tax purposes.



Signed:


Dated:


Note:   This letter should be returned to [              ]


* delete whichever is not applicable.

                                   SCHEDULE 4



THIS DEED is made the                day of       One thousand nine hundred and


BETWEEN



(1) Morgan Stanley, Dean Witter, Discover & Co. whose registered office is at 1209 Orange Street, Wilmington, Delaware, DE 19801 (the "Company");


(2) Noble Lowndes Settlement Trustees Limited whose registered office is at PO Box 144 Norfolk House Wellesley Road Croydon CR9 3EB ("the Trustees"); and



(3)                             whose registered office is at
("the Subsidiary").


WHEREAS



(A) This Deed is supplemental to a Deed dated and made between the Company and the Trustees (hereinafter called the "Principal Deed") whereby the Company established Morgan Stanley UK Group Profit Sharing Plan (hereinafter called "the Plan").


(B) The Subsidiary is controlled by the Company within the meaning of section 840 of the Income and Corporation Taxes Act 1988.


(C) In pursuance of the power contained in Clause 10 of the Principal Deed the Company has agreed that subject to its entering into this Supplemental Deed the Subsidiary may become a Participating Company for the purposes of the Plan.

NOW THIS DEED WITNESSETH as follows:



1. The Company hereby agrees that the Subsidiary shall be a Participating Company for the purposes of the Plan provided that it shall be deemed not to be such a Participating Company for the purposes of the operation of Rules 3 and 4 of the Plan as from the date it ceases to be a Subsidiary within the meaning of the Plan or as from such other date as the Company may by deed declare.

2. The Subsidiary hereby covenants with the Company and with the Trustees that subject to the proviso to Clause 1 above it will observe and perform all covenants conditions and provisions contained in the Principal Deed and all the provisions of the Plan applicable to Participating Companies.


IN WITNESS whereof the parties have caused this Deed to be executed the day and year first before written

33